UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional materials
[ ]	Soliciting Material Under Rule14a-12

Presidio Property Trust, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Presidio Property Trust, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 23, 2019 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.To view the proxy statement and annual report, go to www.proxydocs.com/PRESIDIOPT. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation. If you want to receive a paper or electronic copy of the proxy materials, you must request one.There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 13, 2019. For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/PRESIDIOPT Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: INTERNET www.investorelections.com/PRESIDIOPT TELEPHONE (866) 648-8133 *E-MAIL paper@investorelections.com * If requesting material by e-mail, please send a You must use the 12 digit control number blank e-mail with the 12 digit control number (located below) in the subject line. No other located in the shaded gray box below. requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES Presidio Property Trust, Inc. Notice of Annual Meeting Date: Thursday, May 23, 2019 Time: 8:30 a.m., Pacific Time Place: 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following: 1. Election of Directors Nominees 01 William H. Allen 03 Shirley Y. Bullard 05 Kenneth W. Elsberry 07 Sumner J. Rollings 02 David T. Bruen 04 Larry G. Dubose 06 Jack K. Heilbron 08 Thomas E. Schwartz The Board of Directors recommends that you vote “FOR” proposals 2 and 3. 2. Ratification of the appointment of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. 3. Non-binding, advisory vote to approve the compensation of our named executive officers. The Board of Directors recommends that you vote 3 YEARS on the following proposal: 4. Non-binding, advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.